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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2004 ( July 1, 2004)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

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Item 5. Other Information
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 07/01/04

(c)	The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release issued on July 1, 2004 by Kyzen Corporation

Item 5. Other Information

A copy of a press release dated July 1, 2004 regarding Kyzen receiving approval from the Securities and Exchange Commission to delist its Common Stock and Warrants from the Boston Stock Exchange is attached.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION
Date: July 1, 2004	By:	/s/ Kyle J. Doyel
Kyle J. Doyel
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on July 1, 2004 by Kyzen Corporation

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